EXECUTION COPY

AMENDMENT NO. 2 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 2 to Term Employment Agreement (“Amendment”) is entered into as of November 2, 2026 (the “Amendment Date”), by and between TKO GROUP HOLDINGS, INC. (with any successor thereto, “TKO” and together with any affiliate and subsidiary thereof controlled directly or indirectly by TKO which may employ Employee from time to time, the “Employer”) and Andrew Schleimer, an individual (“Employee”).

RECITALS

A. Employee and TKO are currently party to that certain Term Employment Agreement, dated as of November 5, 2023, amended by that certain Amendment No. 1, dated as of August 1, 2025 (the “Employment Agreement”).

B. The parties hereto desire to amend the Employment Agreement to, among other things, extend the Term through December 31, 2031.

C. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Effectiveness.

This Amendment shall be effective on the Amendment Date and, solely with respect to the terms herein and notwithstanding anything to the contrary in the Employment Agreement, the Employment Agreement is hereby modified to be effective as of the Amendment Date.

2. Amendment.

(a)
Base Salary. Section 3.1 of the Employment Agreement is hereby amended by adding the following sentence after the first sentence thereof:

“Notwithstanding the preceding sentence, effective as of January 1, 2027, the Base Salary shall be at an annual rate of $2,500,000 for the remainder of the Term.”

(b)
Annual Bonus. Section 3.2(b) of the Employment Agreement is hereby amended by adding the following sentence after the first sentence thereof:

“Notwithstanding the preceding sentence, effective as of January 1, 2027, the Target Bonus for the fiscal year 2027 and each fiscal year thereafter during the Term shall be $2,500,000.”

(c)
2026 Equity Award. Section 3.3(a) of the Employment Agreement is hereby amended by adding the following sentences after the final sentence thereof.

“On or promptly following November 2, 2026 (the “Amendment Signing Date”), Employee shall be entitled to receive an equity award pursuant to and under the TKO Group Holdings, Inc. 2023 Incentive Award Plan which will consist of $10,000,000 in restricted stock units (with the number of such restricted stock units to be calculated based on the average closing stock price of the Class A common stock of TKO over the twenty (20) consecutive trading days immediately preceding the Amendment Signing Date, rounded up to the next whole unit) and shall vest in five (5) equal installments on each of the first five (5) anniversaries of the Amendment Signing Date, subject to Employee’s continued employment through the applicable vesting date (the “2026 Equity Award”), except as otherwise provided in Section 4 below. The 2026 Equity Award will be issued pursuant to an award agreement on the applicable form of TKO at the time of grant (the “2026 Equity Award Agreement”).”

(d)
Annual Equity Awards. Section 3.3(b) of the Employment Agreement is hereby amended by adding the following sentence after the first sentence thereof:

“Notwithstanding the preceding sentence, effective as of January 1, 2027, the Target Annual Equity Award Amount in respect of fiscal year 2027 and each fiscal year thereafter during the Term shall be $6,000,000.”

(e)
Term. Sections 4.1 and 4.9(c) of the Employment Agreement are hereby amended by removing the references therein to “December 31, 2026” and replacing them with “December 31, 2031”.

(f)
Conforming Updates.

(i)
Section 3.4 of the Employment Agreement is hereby amended by removing the reference therein to “the 2023 Equity Award” and replacing it with “the 2023 Equity Award, the 2026 Equity Award,”.
(ii)
Section 3.6 of the Employment Agreement is hereby amended by removing the reference therein to “Neither the 2023 Equity Award Agreement nor any of the Annual Equity Agreements” and replacing it with “None of the 2023 Equity Award Agreement, the 2026 Equity Award Agreement or the Annual Equity Agreements”.
(iii)
Section 4.6 of the Employment Agreement is hereby amended by removing the reference in clause (b) thereof to “the Effective Date” and replacing it with “January 1 of the year of such termination”.
(iv)
Sections 4.7 and 4.9(b) of the Employment Agreement are hereby amended by removing the references therein to “forfeit the portion of the 2023 Equity Award” and replacing them with “forfeit any portion of the 2023 Equity Award, 2026 Equity Award,”.

(v)
Section 4.9(c) of the Employment Agreement is hereby amended by removing the reference therein to “the 2023 Equity Award” and replacing it with “the 2023 Equity Award and the 2026 Equity Award”.

3. Miscellaneous.

(a)
Sections 13 through 15, 17, 18, 20, 21, 23 and 25 of the Employment Agreement shall apply to this Amendment mutatis mutandis. The Employment Agreement, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions, preliminary agreements, and/or any oral or written agreements. This Amendment may not be amended except in writing executed by the parties hereto.

(b)
The third WHEREAS clause of Exhibit A to the Employment Agreement is hereby amended by removing the reference therein to “dated November 5, 2023” and replacing it with “dated November 5, 2023, as amended by that certain Amendment No. 1, dated as of August 1, 2025, and as further amended by that certain Amendment No. 2, dated November 2, 2026”.

(c)
Paragraph 1 of Exhibit A to the Employment Agreement is hereby amended by removing the reference therein to “(each as defined in the Term Employment Agreement by and between Employee and Employer, dated as of November 5, 2023) (the “Employment Agreement”)” and replacing it with “(each as defined in the Employment Agreement)”.

(d)
This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

(e)
Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

TKO GROUP HOLDINGS, INC.

By: /s/ Seth Krauss

Name: Seth Krauss

Title: Authorized Signatory

/s/ Andrew Schleimer

ANDREW SCHLEIMER

Signature Page to Amendment No. 2 to Term Employment Agreement